SUPPLEMENT

DATED SEPTEMBER 1, 2010 TO

THE HARTFORD INFLATION PLUS FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2010, AS LAST AMENDED JULY 1, 2010 (PROSPECTUS)

Effective November 1, 2010, Hartford Investment Financial Services, LLC (“HIFSCO”), the Fund’s investment manager, is terminating a subsidy that HIFSCO has provided with respect to transfer agency and fund accounting fees incurred with respect to Class L shares of The Hartford Inflation Plus Fund.  The termination of the subsidy will result in an increase in the operating expenses of Class L shares.

Additionally, at a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on August 4, 2010, the Board approved changes to the fee structure of The Hartford Inflation Plus Fund.  Specifically, HIFSCO has agreed to: (i) reduce its contractual management fee; and (ii) lower the contractual expense limits on each class of the Fund’s shares.

Accordingly, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Effective November 1, 2010, under the heading “YOUR EXPENSES” of the Summary Prospectus, the Shareholder Fees and Annual Fund Operating Expenses table and the footnote attached thereto, as well as the expense examples, are deleted and replaced with the following:

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	L	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	None	None	4.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None (under $1 million invested)	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	L	I	R3	R4	R5	Y
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	—	0.50%	0.25%	—	—
Other expenses	0.19%	0.23%	0.17%	0.29%	0.22%	0.36%	0.25%	0.24%	0.07%
Total annual fund operating expenses	0.91%	1.70%	1.64%	1.01%	0.69%	1.33%	0.97%	0.71%	0.54%
Less: Contractual expense reimbursement(1)	0.06%	0.10%	0.04%	0.16%	0.09%	0.13%	0.07%	0.11%	—
Net operating expenses(1)	0.85%	1.60%	1.60%	0.85%	0.60%	1.20%	0.90%	0.60%	0.54%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.85% (Class A), 1.60% (Class B), 1.60% (Class C), 0.60% (Class I), 0.85% (Class L), 1.20% (Class R3), 0.90% (Class R4), 0.60% (Class R5) and 0.55% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2012 (or February 28, 2011 for Class L shares), and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$533	$721	$926	$1,514
B	$663	$826	$1,114	$1,790
C	$263	$513	$888	$1,940
L	$533	$742	$968	$1,617
I	$61	$212	$375	$850
R3	$122	$409	$716	$1,590
R4	$92	$302	$529	$1,183
R5	$61	$216	$384	$872
Y	$55	$173	$302	$677

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$533	$721	$926	$1,514
B	$163	$526	$914	$1,790
C	$163	$513	$888	$1,940
L	$533	$742	$968	$1,617
I	$61	$212	$375	$850
R3	$122	$409	$716	$1,590
R4	$92	$302	$529	$1,183
R5	$61	$216	$384	$872
Y	$55	$173	$302	$677

2.             Effective November 1, 2010, under the heading “Management Fee” of the Prospectus, the management fees for the Fund are deleted and replaced with the following:

The management fee set forth in the Fund’s investment advisory agreement is 0.5000% of the first $500 million, 0.4500% of the next $4.5 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Prospectus for future reference.

September 2010